LEASES	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
LEASES

9.	LEASES

As of December 31, 2018, the Company leased in three vessels on long-term time charter (2017: nine vessels), all of which were leased from Ship Finance. All of these long-term charters are classified as capital leases. Two further vessels are leased in on short-term time charter (2017: one vessel) from a third party and have been classified as operating leases. Furthermore, the Company is committed to make rental payments under operating leases for office premises.

Rental expense
The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
2019	17,348
2020	6,682
2021	550
2022	181
2023	41
Thereafter	—
24,802

Total expense for operating leases was $23.2 million, $21.2 million and $71.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Contingent rental expense
In November 2015, a subsidiary of the Company entered into an agreement to charter-in a VLCC tanker on a fixed rate charter whereby the net earnings of the vessel in excess of/below the daily fixed rate charter hire expense will be shared equally. At December 31, 2018, $0.7 million was recognized as a reduction in charterhire expense as the earnings of the vessel were below the fixed daily hire (2017 expense: $0.3 million).

Rental income
One vessel was on fixed rate time charter at December 31, 2018 (2017: six vessels). Two vessels were on variable rate time charters at December 31, 2018 (2017: Nil vessels). The minimum future revenues to be received under these contracts as of December 31, 2018 are as follows:

(in thousands of $)
2019	7,037
2020	117
2021	—
2022	—
2023	—
Thereafter	—
Total minimum lease payments	7,154

The cost and accumulated depreciation of vessels leased to third parties as of December 31, 2018 were $158.8 million and $12.3 million, respectively, and as of December 31, 2017 were $294.1 million and $44.9 million, respectively.

Contingent rental income
In July 2018, the Company entered into an agreement to charter-out one Suezmax tanker on a variable rate time charter for approximately one year. The Company recognized charter income of $2.7 million in the year ended December 31, 2018 in relation to this charter.

In September 2018, the Company entered into an agreement to charter-out one LR2 tanker on a variable rate time charter for approximately six months. The Company recognized charter income of $2.4 million in the year ended December 31, 2018 in relation to this charter.

In March 2015, the Company entered into an agreement to charter-out two Suezmax tankers on fixed rate time charters whereby the counterparty agreed to pay the Company a profit sharing payment equal to 50% of the charter revenues earned in excess of daily base charter hire paid. These vessels were redelivered from the charters during March and April 2016 with profit share income in the year ending December 31, 2017 and 2018 of nil, (2016: $0.7 million).

In December 2014, the Company entered into agreements to charter-out two Suezmax tankers on index linked time charters. These vessels were redelivered to the Company in January and July 2016. The Company earned time charter revenues in the year ending December 31, 2016: $7.1 million and December 31, 2015: $27.7 million.